Disposal groups held for sale	12 Months Ended
Jun. 30, 2020
Disposal groups held for sale
Disposal groups held for sale

12Disposal groups held for sale

for the year ended 30 June		2020 Rm	2019 Rm
Assets in disposal groups held for sale	Segment
US Base Chemicals Assets	Base and Performance Chemicals	71 001	—
Secunda Synfuels Operations Air Separation Units	Energy, Base and Performance Chemicals	5 675	—
Investment in Republic of Mozambique Pipeline	Energy	5 951	—
Investment Company (Pty) Ltd (ROMPCO)
Explosives business	Base Chemicals	—	1 404
Investment in Sasol Huntsman GmbH & co KG	Base Chemicals	—	846
Other	Energy, Base and Performance Chemicals, Mining	1 641	304
		84 268	2 554

Liabilities in disposal groups held for sale	Segment
US Base Chemicals Assets	Base and Performance Chemicals	(2 425)	—
Secunda Synfuels Operations Air Separation Units	Energy, Base and Performance Chemicals	(38)	—
Investment in Republic of Mozambique Pipeline	Energy	(2 604)	—
Investment Company (Pty) Ltd (ROMPCO)
Explosives business	Base Chemicals	—	(398)
Other	Energy, Base and Performance Chemicals, Mining	(464)	(90)

		(5 531)	(488)

Business segmentation
• Mining		3	—
• Energy		6 793	14
• Base Chemicals		52 613	1 852
• Performance Chemicals		19 328	200

Total operations		78 737	2 066

Refer to notes 17, 18, 20, 21 and 22 for disposal groups transferred to held for sale.

Significant disposal group held for sale in 2020

US Base Chemicals Assets

On 17 March 2020, we announced as part of the response plan that we would explore the potential for partnering options at our Base Chemicals assets in the US. This process has seen strong global interest and is now at an advanced stage and a number of non-binding offers were received coupled with the decision to undertake a partnering process. The assets and liabilities relating to our Base Chemicals portfolio within Sasol Chemicals USA have been classified as disposal groups held for sale at 30 June 2020. Based on progress to date we currently anticipate that a transaction, including the relevant regulatory approvals, be completed before the end of financial year 2021. An impairment of R72,6 billion (US$4,2 billion), has been recognised, reducing the carrying value of the disposable asset down to its fair value less cost to sell.

12Disposal groups held for sale continued

Secunda Synfuels Air Separation Unit

Prior to year end, the Group commenced a process to dispose of its sixteen air separation units and this was approved by the appropriate Board Committee and Sasol South Africa board.

On 28 July 2020, Sasol South Africa Limited (“SSA”), announced that an exclusive negotiation agreement had been signed with Air Liquide for the sale of its sixteen air separation units and associated business located in Secunda.

Definitive Agreements for the divestment are in the process of being negotiated. The proceeds of approximately R8,5 billion (R5,525 billion plus EUR147,5 million, translated at Closing to US$) will be received after fulfilment of various conditions, including Competition Commission approval. Assets and liabilities associated with the air separation units have been classified as held for sale on 30 June 2020.

The disposal is expected to be completed within the next 12 months.

Investment in Republic of Mozambique Pipeline Investment Company (Pty) Ltd (ROMPCO)

The Group has commenced a process to divest from some or all of its shareholding in ROMPCO. ROMPCO owns and operates the natural gas transmission pipeline between Temane in Mozambique and Secunda in South Africa for the transportation of natural gas produced in Mozambique to markets in Mozambique and South Africa. The assets and liabilities of ROMPCO were classified as held for sale as at 30 June 2020 following approval by the Board to continue with the divestment process. The divestment is expected to be concluded in the next 12 months.

Significant disposal groups held for sale in prior periods

Base Chemicals — Explosives business

In line with the asset review process, Sasol’s Explosives business was identified for divestment and collaboration with a world- class Explosives partner. The downstream portion of the explosives business was classified as a disposal group held for sale at 30 June 2019, following approval to commence negotiations with a preferred partner, with the aim of creating a joint venture, managed and operated by the partner. The partial divestment and partnering is expected to be completed within the next 12 months.

Base Chemicals — Investment in Sasol Huntsman GmbH & co KG

On 26 July 2019 Sasol and Huntsman Corporation signed a definitive agreement for Sasol to dispose of our 50% equity interest in the Sasol-Huntsman maleic anhydride joint venture. The transaction closed on 30 September 2019 with a preliminary equity purchase price of EUR90,3 million received by Sasol. The final purchase price will be confirmed on verification of the closing accounts by the independent auditors. The group has classified its investment in Sasol Huntsman GmbH & co KG as held for sale at 30 June 2019.

Performance Chemicals — Sasol Wilmar Alcohol Industries

During May 2019 and based on the results of the recently concluded asset review, the Sasol Investment Committee approved the commencement of negotiations to sell Sasol’s share in Sasol Wilmar Alcohol Industries. A share purchase agreement was signed on 18 October 2019. The agreement is subject to Chinese authority approval. Accordingly, the group has classified its investment in Sasol Wilmar Alcohol Industries as held for sale and recorded an impairment on its portion of the assets, down to its fair value less costs to sell. Refer to note 12.

Accounting policies:

A non-current asset or disposal group (a business grouping of assets and their related liabilities) is designated as held for sale when its carrying amount will be recovered principally through a sale transaction rather than through continuing use. The classification as held for sale of a non-current asset or disposal group occurs when it is available for immediate sale in its present condition and the sale is highly probable. A sale is considered highly probable if management is committed to a plan to sell the non-current asset or disposal group, an active divestiture programme has been initiated, the non-current asset or disposal group is marketed at a price reasonable to its fair value and the disposal will be completed within one year from classification.

Where a disposal group held for sale will result in the loss of control or joint control of a subsidiary or joint operation, respectively, all the assets and liabilities of that subsidiary or joint operation are classified as held for sale, regardless of whether a non- controlling interest in the former subsidiary or an ongoing interest in the joint operation is to be retained after the sale.

Where a disposal group held for sale will result in the loss of joint control of a joint venture or significant influence of an associate, the full investment is classified as held for sale. Equity accounting ceases from the date the joint venture or associate is classified as held for sale.

Before classification of a non-current asset or disposal group as held for sale, it is reviewed for impairment. The impairment loss charged to the income statement is the excess of the carrying amount of the non-current asset over its expected fair value less costs to sell.

No depreciation or amortisation is provided on non-current assets from the date they are classified as held for sale.